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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): July 1, 2002



                             GEERLINGS & WADE, INC.
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               (Exact Name of Registrant as Specified in Charter)



       MASSACHUSETTS                  000-24048               04-2935863
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(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)



                      960 Turnpike Street, Canton, MA 02021
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 821-4152



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                           This is Page 1 of 5 Pages.
                        Exhibit Index appears on Page 4.

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Item 4. Changes in Registrant's Certifying Accountant.

     On June 27, 2002, the Board of Directors of Geerlings & Wade, Inc. (the "Company"), upon the unanimous recommendation of its Audit Committee, approved the dismissal of Arthur Andersen LLP ("Andersen") as the Company's independent public accountants, effective as of July 1, 2002.

     Andersen's reports on the Company's financial statements for each of the two most recent fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference thereto in connection with their reports; and there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated July 1, 2002, stating its agreement with such statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     The following exhibit is filed as part of this Report.

     Exhibit Number      Description
     --------------      -----------
         16.1            Letter from Arthur Andersen LLP to the
                         Securities and Exchange Commission dated July 1, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GEERLINGS & WADE, INC.


                                       By: /s/ David R. Pearce
                                           ------------------------------
                                           Name: David R. Pearce
                                           Title: Chief Financial Officer

Date: July 2, 2002










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                                  EXHIBIT INDEX




       Exhibit No.                   Description of Exhibits
       -----------                   -----------------------
       16.1                          Letter from Arthur Andersen LLP to the
                                     Securities and Exchange Commission
                                     dated July 1, 2002.








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